Exhibit 99.1

Clarivate Announces Private Exchange Offers for Two Series of Notes Open to Certain Investors

LONDON, UK – August 9, 2021 – Clarivate Plc (NYSE: CLVT) (the “Company” or “Clarivate”), a global leader in providing trusted information and insights to accelerate the pace of innovation, announced today that Clarivate Science Holdings Corporation, its indirect wholly owned subsidiary (“CSHC”), has commenced a transaction to exchange two series of its outstanding notes as detailed below. In relation to Clarivate’s previously announced acquisition (the “Acquisition”) of ProQuest (“ProQuest”), on July 28, 2021, Clarivate received a second request for documents and other information from the Federal Trade Commission (the “FTC”), which is reviewing the Acquisition pursuant to authority under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. In view of the FTC’s second request, on July 28, 2021, Clarivate and the equityholders of ProQuest (collectively, the “Seller Group”) entered into an amendment (the “Amendment”) to their Transaction Agreement dated May 15, 2021, extending the outside date for completion of the Acquisition from November 8, 2021 to December 31, 2021, subject to further extension. Although the Company hopes to be in a position to complete the proposed Acquisition in the second half of 2021, the Company and the Seller Group each have the option to extend the new outside date to April 29, 2022.

On June 10, 2021, Clarivate announced that CSHC had priced a private offering of $1.0 billion of 3.875% senior secured notes due 2028 and $1.0 billion of 4.875% senior notes due 2029 (collectively, the “Old Notes”), and announced that it intended to use the net proceeds from the Old Notes offering to finance a portion of the purchase price for the pending Acquisition. The proceeds from the Old Notes offering are currently held in escrow pending completion of the Acquisition. If the Acquisition is not completed by November 8, 2021, or if at any time prior CSHC delivers a written notice that in its reasonable judgment certain conditions, including closing of the Acquisition, will not be satisfied by such date, CSHC would be obligated to redeem all outstanding Old Notes whether or not Clarivate expects the Acquisition to be completed within the timetable contemplated by the Amendment. In connection with the Amendment, Clarivate obtained a $2.0 billion unsecured bridge facility to provide certainty of funds through April 29, 2022 in the event that CSHC becomes obligated to redeem all or any portion of the Old Notes and return such proceeds to holders of the Old Notes.

CSHC is offering to holders of the Old Notes the opportunity to exchange such notes for two new series of substantially identical notes (the “New Notes”) that contain a provision requiring Clarivate to redeem such New Notes if the Acquisition has not been consummated on or before April 29, 2022, on the terms and subject to the conditions set forth in the Offering Memorandum dated August 9, 2021 (the “Offering Memorandum” and, together with the eligibility letter and the notice of guaranteed delivery, the “Exchange Offer Documents”). The exchange transaction consists of two separate private offers to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all of the outstanding Old Notes, for the corresponding series of New Notes. No consents are being solicited as part of the Exchange Offers and no minimum condition exists for either Exchange Offer. Upon consummation of the Exchange Offers, an amount of cash that is equal to the aggregate principal amount of the New Notes will be deposited into segregated escrow accounts pending the completion of the Acquisition.

The New Notes of each series will have the same coupon payment and interest payment dates as the applicable series of Old Notes, and will have covenants and other terms that are substantially identical to the covenants and terms of the applicable series of Old Notes, except that the New Notes of each series will (i) have an escrow end date of April 29, 2022, (ii) have a maturity date that is set at one day after the applicable maturity date for the applicable series of Old Notes, and (iii) provide that the escrow end date may be further extended by a maximum of six months with the consent of the holders of at least a majority in aggregate principal amount of the New Notes of such series then outstanding. The principal terms of the Exchange Offers are summarized in the table below:

Title of Series of Old Notes to be Exchanged	Principal Amount Outstanding	CUSIP / ISIN No.		Old Notes Maturity Date	Old Notes Escrow End Date	New Notes Maturity Date	New Notes Escrow End Date	Total Consideration
		Rule 144A	Regulation S					Principal Amount of New Notes (1)
3.875% Senior Secured Notes due 2028	$ 1,000,000,000	18064PAA7 / US18064PAA75	U1800QAA7 / USU1800QAA77	June 30, 2028	November 8, 2021	July 1, 2028	April 29, 2022	$1,000
4.875% Senior Notes due 2029	$ 1,000,000,000	18064PAB5 / US18064PAB58	U1800QAB5 / USU1800QAB50	June 30, 2029	November 8, 2021	July 1, 2029	April 29, 2022	$1,000

(1)    Represents the Total Consideration per $1,000 principal amount of Old Notes validly tendered and not validly withdrawn and accepted for exchange.

The Exchange Offers will expire at 5:00 p.m., New York City time, on August 13, 2021, unless extended or earlier terminated by CSHC (the “Expiration Date”). Tenders of Old Notes submitted in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m. New York City time, on August 13, 2021, subject to any extension by CSHC, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by CSHC). The “Settlement Date” will be promptly following the Expiration Date and is expected to be August 19, 2021.

Upon the terms and subject to the conditions set forth in the Exchange Offer Documents, Eligible Holders (as defined below) who (i) validly tender and who do not validly withdraw Old Notes at or prior to the Expiration Date or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to the Expiration Date and tender their Old Notes pursuant to the Exchange Offers at or prior to 5:00 p.m., New York City time, on the second business day after the applicable Expiration Date pursuant to guaranteed delivery procedures, expected to be August 17, 2021, subject in each case to tendering the applicable minimum denominations, and whose Old Notes are accepted for exchange by CSHC, will receive $1,000 principal amount of the applicable series of New Notes for every $1,000 principal amount of Old Notes, constituting the applicable Total Consideration specified in the table above. CSHC will deliver New Notes in exchange for Old Notes accepted for exchange in the Exchange Offers on the Settlement Date. No accrued but unpaid interest will be paid on the Old Notes in connection with the Exchange Offers. However, interest on each New Note will accrue from the original issue date of the tendered Old Notes.

Promptly following the Expiration Date, assuming Clarivate does not determine that all conditions to the closing of the Acquisition are reasonably likely to be satisfied or waived on or prior to November 8, 2021, CSHC intends to redeem any Old Notes not exchanged in the Exchange Offers in accordance with the terms of the Old Notes, at a redemption price equal to 100% of the principal amount of such Old Notes, plus accrued but unpaid interest to, but excluding, the date of such special mandatory redemption. This announcement shall not constitute a notice of redemption of the Old Notes of either series, or a written notification in respect of such matters; any redemption of the Old Notes of either series will be made only in accordance with the indenture governing the applicable series of Old Notes.

Each Exchange Offer is subject to certain conditions, including (i) certain customary conditions, including that we will not be obligated to consummate the Exchange Offers upon the occurrence of an event or events or the likely occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offers or materially impair the contemplated benefits to us of the Exchange Offers, and (ii) the condition that Clarivate does not determine, in its reasonable discretion, prior to the Expiration Date, that all conditions to the Acquisition are reasonably likely to be satisfied or waived on or before November 8, 2021. Subject to applicable law, Clarivate reserves the right, in its sole discretion, to waive any of the conditions of any of the Exchange Offers, in whole or in part, and may terminate the Exchange Offer at any time.

The Exchange Offers have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Exchange Offers will only be made, and the New Notes are only being offered and will only be issued, to holders of Old Notes either (a) that are reasonably believed to be “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, who may acquire New Notes to be issued in the Exchange Offers in offshore transactions outside the United States, in reliance upon Regulation S under the Securities Act, and (i) are not Disqualified Non-U.S. Holders (as defined in the Offering Memorandum) and (ii) are persons whose receipt and review of the Offering Memorandum and any other offering materials provided in connection with the Exchange Offers and whose participation in the Exchange Offers is otherwise permitted under the laws and regulations of any jurisdiction applicable to them. The term “Eligible Holders” refers to holders of Old Notes who certify to CSHC that they are eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions.

Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility letter are authorized to receive or review the Exchange Offer Documents or to participate in the Exchange Offers. There is no separate letter of transmittal in connection with the Offering Memorandum. Holders of Old Notes who are not Eligible Holders may contact Clarivate at the addresses and telephone numbers set forth on the back cover of this Offering Memorandum for further instructions on how to receive cash consideration for their Old Notes. References in this Offering Memorandum to “holders” are to “Eligible Holders” unless stated or unless the context requires otherwise.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the Exchange Offer Documents. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Exchange Offer Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

Global Bondholder Services Corporation will act as the exchange agent and information agent for the Old Notes in the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The Exchange Offer Documents can be accessed at the following link: https://gbsc-usa.com/eligibility/clarivate.

About Clarivate

Clarivate is a global leader in providing solutions to accelerate the lifecycle of innovation. Our bold mission is to help customers solve some of the world’s most complex problems by providing actionable information and insights that reduce the time from new ideas to life-changing inventions in the areas of science and intellectual property. We help customers discover, protect and commercialize their inventions using our trusted subscription and technology-based solutions coupled with deep domain expertise.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; our expectations around our ability to consummate our pending acquisition of ProQuest, which is subject to customary closing conditions including receipt of approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; any actions we may take in connection with financing the ProQuest acquisition, including actions in respect of the Old Notes; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficiently liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the COVID-19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, as amended, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contact:
Tabita Seagrave, Head of Global Corporate Communications
tabita.seagrave@clarivate.com

Investor Relations Contact:
Mark Donohue, Head of Global Investor Relations
mark.donohue@clarivate.com
215-243-2202